Goldman Sachs Internet Conference May 27, 2004

Safe Harbor Caution Regarding Forward-Looking Statements The following presentation contains forward-looking statements, based on management's current views and expectations, estimates and projections about the industry, beliefs and certain assumptions made by management, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning matters that are not historical facts or that necessarily depend upon future events. In some cases, you can identify forward-looking statements by words such as "believes," "anticipates," "estimates," "expects," "projections," "may," "potential," "plan," "continue" and words of similar import. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Homestore, its subsidiaries, divisions and concepts to be materially different from those expressed or implied in such statements. Homestore cannot guarantee future results, levels of activity, performance or achievements. These factors include, but are not limited to, those listed in "Risk Factors" sections contained in documents that Homestore files with the Securities Exchange Commission, including but not limited to its most recent annual report on Form 10-K and its most recent reports on Form 8-K and Form 10-Q. You should not place undue reliance on these forward- looking statements. Any forward-looking statements included in this presentation are made as of the date of this presentation, and except as required by law, Homestore assumes no responsibility for updating any forward-looking statements to reflect subsequent events or circumstances. All forward-looking statements are qualified by these cautionary statements.

Agenda Company Overview Market Opportunity Growth Drivers Financials

Homestore: Stock Snapshot Exchange / Ticker: NASDAQ NM / HOMS Shares Outstanding: 143 million* Market Cap: $585 million** Average Daily Volume: 1.1 million 52 week Range: $1.00 - $5.95 Revenue (TTM): $220 million Cash and Investments: $41.1 million*** Assumes issuance of 20 million shares pursuant to settlement of shareholder class action lawsuit ** Share price as of May 24, 2004 and Cash and Investments as of March 31, 2004 ***As of March 31, 2004

Vision Statement We create media and technology solutions to promote and connect Real Estate Professionals to consumers before, during and after a move.

Business Segment Overview Media Services REALTOR.com(r) RENTNET(r) HomeBuilder.com(tm) Retail Advertising Q1 2004 Revenue $56.1m Print Software Media Services revenue % 0.2 0.13 0.67 67% 13% 20% Software TOP PRODUCER(r) Computers for Tracts(tm) WyldFyre(tm) Print Welcome Wagon(r) Homestore(r) Plans & Publications

Consumer Traffic Leadership Online Minutes / Month Homestore Network Yahoo! Real Estate MSN House & Home AOL House & Home HomeGain ZipRealty eBay Real Estate LendingTree Homestore Network 447 20 14 11 11 5 5 28 Homestore Network Organic AOL MSN Yahoo! United Online Homestore Network = 10m Unique Users / month Source: comScore Media Metrix March 2004 447 million minutes

Market Opportunity Phase I: Pre-Move Solutions: Media products Advertising Top Producer CRM Phase II: Transaction Solutions: Advertising Top Producer CRM Phase III: Post-Move Solutions: Welcome Wagon Advertising Top Producer CRM

Near-Term Market Opportunity REALTORS Rental Managers Home Builders spend 4.8 1.4 2.5 Other Print Newspapers Other Online spend 0.41 0.425 0.13 0.03 55% REALTORS(r) 16% 28% Home Builders Rental Managers 42% 13% 41% Other Print Newspapers Sources: NAA for total spending and AIM Survey performed for Homestore for distribution by type of advertiser; Universal McCann, 2003 and internal Homestore estimations. Other Online ~3% Estimated spend recipients Estimated spend by segment $ 8.5 - 9.0 Billion

Growth Drivers Consumer Behavior Homestore Solutions Industry Dynamics

Growth Drivers: Consumer Behavior 1995 1997 1999 2001 2003 Internet 0.02 0.18 0.37 0.41 0.71 Newspaper 0.51 0.51 0.43 0.41 0.41 Internet Newspaper Consumers increasingly prefer the Internet Source: The 2002, 2003 NAR Profile of Home Buyers and Sellers. Use of media at some point in the home search process.

Realtor.com HomeBuilder RENTNET Emails 20 30 40 Site Transfers 25 60 10 Phone Calls 55 10 50 Online consumers are generating activity 10 million+ contacts / quarter 40% 10% 50% 30% 60% 10% Growth Drivers: Consumer Behavior 20% 25% 55%* *Realtor phone calls are estimated based on customer feedback

Search Page Growth Drivers: Homestore Solutions Featured Home Featured Agent Retail Ad Banner

Featured Agent Enhanced listings Search Results Page Growth Drivers: Homestore Solutions

Enhanced Listing Detail Multiple Photos Scrolling promo text Detailed Description Agent Branding / Contact Information Growth Drivers: Homestore Solutions

Growth Drivers: Homestore Solutions Customers expect marketing dollars to achieve specific results REALTORS(r) : winning new listings Home builders: promoting "Coming Soon" projects Rental owners:"Leasing-up" newly built properties We must connect our solutions to these outcomes New products and services Education

Growth Drivers: Homestore Solutions "List More Save More" seminars for REALTORS(r) Allow us to connect with underlying business goals Over 200 co-sponsored seminars held to date Why use Realtor.com? Agents who use Realtor.com are 53% more productive* More listings Higher transaction values Greater commission income Lower marketing costs *Internal study of agents with listings from 5 MLSs representing 82,000 agents for period of July '02 - June '03. 53% higher production compares agents with 10-50 listings who use REALTOR.com(r) versus agents with 10-50 listings not using REALTOR.com(r). "Production" is defined as average list price multiplied by the average number of listings.

Classified Ad Trends 1999 2000 2001 2002 2003 Newspaper Classifieds - Help Wanted 8026 8713 5705 4388 3977 % Classifieds on Internet - Help Wanted 0.056 0.08 0.15 0.16 0.19 Help Wanted ($ millions) Source: NAA, Morgan Stanley Research

Classified Ad Trends 1999 2000 2001 2002 2003 Newspaper Classifieds - Help Wanted 8026 8713 5705 4388 3977 % Classifieds on Internet - Help Wanted 0.06 0.08 0.15 0.16 0.19 Newspaper Classifieds - Real Estate 3116 3117 3512 3668 3954 Help Wanted and Real Estate ($ millions) Source: NAA, Morgan Stanley Research

Online Media Business Models HOMS NewHomeSource Rent.com Lending Tree Paid Search Apartments.com

Online Media Business Models HOMS NewHomeSource Rent.com Lending Tree Paid Search Apartments.com HOMS Consumer Traffic Real Estate Listings Industry Sponsorship

Visibility & Guidance Year over year revenue growth in 2004 GAAP profitability during 2004 Sufficient capital to operate business Long-term Goals 20% annual revenue growth 20% EBITDA margin

Annual Financial Results 2001 2002 2003 Revenue $ 303,710 $ 264,613 $ 218,710 Cost of Revenue 113,490 78,304 60,261 Gross Profit 190,292 186,309 158,449 Operating Expenses: SG&A 452,259 279,721 192,777 Amortization 199,291 37,165 22,366 Other one time charges 975,354 42,422 97,280 Total operating expenses 1,626,904 359,308 312,423 Loss from operations (1,436,612) (172,999) (153,974) Other income (expense), net (33,791) (3,062) 104,320 Loss from continuing operations (1,470,403) (176,061) (49,654) Discontinued operations 4,814 12,636 2,530 Net loss $ (1,465,589) $ (163,425) $ (47,124) Year Ended December 31, (in thousands)

Q1 Q2 Q3 Q4 Q1 Revenue Media Services $ 33.6 $ 34.4 $ 34.5 $ 35.2 $ 37.0 Software 6.3 6.6 6.8 6.3 6.8 Print 12.0 11.3 12.5 11.6 11.4 Related Party 2.9 1.6 1.3 1.9 0.9 Total 54.9 53.9 55.1 54.9 56.1 EBITDA* $ (4.1) $ (7.6) $ (4.8) $ (0.8) $ 0.6 Cash Balance $ 70.0 $ 55.7 $ 52.7 $ 35.5 $ 41.1 Selected Financial Results *Operating income (loss) excluding restructuring, impairment and certain other non-cash expenses, principally stock-based charges, depreciation and amortization. 2003 2004 ($ millions)

Q1 2004 Revenue Trends Media Software Print Total Sequential Growth Total Revenue* 5% 8% (1%) 4% Realtor.com* 9% - - - Retail Advertising 13% - - - Annual Growth Total Revenue* 10% 8% (5%) 6% Realtor.com* 18% - - - Retail Advertising 45% - - - *excluding related party revenue

Media Services Revenue Growth Q1 Q2 Q3 Q4 Q1 Media Services 33.6 34.4 34.5 35.2 37 2003 2004 Excluding related party revenue ($ millions)

Diversified Revenue Streams Spot Buys Software / Technology Subscription East 22.657 6.334 27.1 Subscription Spot Ad Buys Software / Technology Classified listings Top Producer ASP Templated web sites Display Advertising Print Segment Custom web sites Software segment, non-Top Producer ASP Time Period: Q1 2004

Deferred Revenue Trends Q1 Q2 Q3 Q4 Q1 Realtor.com 26 25 27 24 31.5 CD 10.8 9.2 8.3 7.1 6.3 Other 10.2 10.3 6 7.5 8.3 2003 2004 Realtor.com Related Party Other 30% Q/Q Growth 20% Y/Y Growth $47.0 $44.6 $41.3 $38.3 $46.1 ($ millions)

Improving EBITDA Q1 Q2 Q3 Q4 Q1 EBITDA -4.1 -7.6 -4.8 -0.77 0.602 ($ millions) EBITDA Q1 Q2 Q3 Q4 Q1 2003 2004

Q1 2004 Segment Analysis Media Software Print Corporate Total Gross Margin 82% 69% 58% - 75% Operating Expenses S&M 48% 27% 40% - 44% Product 7% 32% 1% - 9% G&A 12% 15% 21% 12% 26% Unallocated - - - 5% 5% Operating Income (loss) 14% (5%) (4%) (17%) (9%) EBITDA 15% 3% (1%) (9%) 1%